UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 9, 2015

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700 Houston, TX	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

TC PipeLines, LP (the “Partnership”) is filing a “Consent of Independent Registered Public Accounting Firm” as Exhibit 23.1 to this Current Report on Form 8-K so as to be able to incorporate by reference into the Partnership’s Registration Statements on Form S-3 (No. 333-196523 and No. 333-188628) the reports dated February 27, 2015, of KPMG LLP relating to the consolidated financial statements of the Partnership and the effectiveness of the Company’s internal control over financial reporting, appearing in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on February 27, 2015.

The Partnership is also filing a “Consent of Independent Registered Public Accounting Firm” as Exhibit 23.2 to this Current Report on Form 8-K so as to be able to incorporate by reference into the Partnership’s Registration Statements on Form S-3 (No. 333-196523 and No. 333-188628) the report dated February 23, 2015, of KPMG LLP relating to the financial statements of Northern Border Pipeline Company, appearing in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on February 27, 2015.

The Partnership is also filing a “Consent of Independent Registered Public Accounting Firm” as Exhibit 23.3 to this Current Report on Form 8-K so as to be able to incorporate by reference into the Partnership’s Registration Statements on Form S-3 (No. 333-196523 and No. 333-188628) the report dated February 23, 2015, of KPMG LLP relating to the financial statements of Great Lakes Gas Transmission Limited Partnership, appearing in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC on February 27, 2015.

Copies of the consents are attached as Exhibits 23.1 through 23.3 and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm dated March 9, 2015 related to its report on TC PipeLines, LP.
23.2	Consent of KPMG LLP, Independent Registered Public Accounting Firm dated March 9, 2015 related to its report on Northern Border Pipeline Company.
23.3	Consent of KPMG LLP, Independent Registered Public Accounting Firm dated March 9, 2015 related to its report on Great Lakes Gas Transmission Limited Partnership.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP by: TC PipeLines GP, Inc., its general partner
By: /s/ Jon Dobson Jon Dobson Secretary

Dated:  March 9, 2015

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm dated March 9, 2015 related to its report on TC PipeLines, LP.
23.2	Consent of KPMG LLP, Independent Registered Public Accounting Firm dated March 9, 2015 related to its report on Northern Border Pipeline Company.
23.3	Consent of KPMG LLP, Independent Registered Public Accounting Firm dated March 9, 2015 related to its report on Great Lakes Gas Transmission Limited Partnership.